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                                                                   EXHIBIT 21.a

                            FAMILY RESTAURANTS, INC.

                                 1997 FORM 10-K

                              LIST OF SUBSIDIARIES

                                                           Jurisdiction of
   Subsidiaries as of December 28, 1997                     Incorporation
   ------------------------------------                    ---------------
CCMR Advertising Agency, Inc.                                 Kentucky
CCMR of Catonsville, Inc.                                     Kentucky
CCMR of Cumberland, Inc.                                      Kentucky
CCMR of Frederick, Inc.                                       Kentucky
CCMR of Golden Ring, Inc.                                     Kentucky
CCMR of Greenbelt, Inc.                                       Kentucky
CCMR of Harford County, Inc.                                  Kentucky
CCMR of Inner Harbor, Inc.                                    Kentucky
CCMR of Maryland, Inc.                                        Delaware
CCMR of Ritchie Highway, Inc.                                 Kentucky
CCMR of Timonium, Inc.                                        Delaware
Chi-Chi's, Inc.                                               Delaware
Chi-Chi's Franchise Operations Corporation                    Kentucky
Chi-Chi's Management Corporation                              Kentucky
Chi-Chi's of Greenbelt, Inc.                                  Kentucky
Chi-Chi's of Kansas, Inc.                                     Kansas
Chi-Chi's of South Carolina, Inc.                             Kentucky
Chi-Chi's of West Virginia, Inc.                              Kentucky
El Torito Franchising Company                                 Delaware
El Torito Restaurants, Inc.                                   Delaware
FRI-Admin Corporation                                         Delaware
FRI-MRD Corporation                                           Delaware
Maintenance Support Group, Inc.                               Kentucky
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